Exhibit 10.46

Nobel Insurance company
Suite 402
2296 Henderson Mill Road
Atlanta, Georgia  30345

                                PERFORMANCE BOND

                                                        BOND NUMBER   644927
                                                                    ------------

KNOW ALL MEN BY THESE PRESENTS, That we, D. B. Western, Inc. hereinafter called Principal, and NOBEL INSURANCE COMPANY, a corporation organized and existing under the laws of the State of Texas, as Surety, hereinafter called Surety, are held and firmly bound unto Spurlock Adhesives, Inc. hereinafter called Obligee, in the penal sum of Seven Million, Eight Hundred Seventy One Thousand, Seven Hundred Fifty Eight Dollars ($7,871,758.00 --), for the payment whereof Principal and Surety bind themselves, their heirs, executors, administrators, successors and assigns, jointly and severally, firmly by these presents. WHEREAS, Principal has by written agreement dated September 30, 1997, entered into a contract with the Obligee for HCHO/UFC Turnkey Plant "B" in accordance with the drawings and specifications prepared by D. B. Western, Inc. NOW, THEREFORE, THE CONDITION OF THIS OBLIGATION is such, that if the Principal shall promptly and faithfully perform the work called for under said Contract, then this obligation shall be null and void; otherwise it shall remain in full force and effect.

Whenever Principal shall be, and be declared by Obligee to be in default under the Contract, the Obligee having performed Obligee's obligations hereunder, the Surety may:
         (1) Promptly remedy the default subject to the provisions of paragraph (5) herein; or
         (2) Complete the work under the contract in accordance with its terms and conditions subject to the provisions of paragraph
                  (5) herein; or
         (3) Give reasonable notice to Obligee to arrange for completion of Principal's work under the contract subject to the provisions of paragraph (5) herein; or
         (4) Obtain a bid or bids for submission to the Obligee for completing the work called for under the Contract and upon determination by the Obligee and Surety of the lowest responsible bondable bidder arrange for a contract between such bidder with corporate Surety and Obligee, and then pay the Obligee the bidder's price less the balance of the contract amount; subject to the provisions of paragraph (5) herein;
         (5) The balance of the contract amount, as defined below, shall be credited against the reasonable cost of completing performance of the work under the Contract. If completed by the Obligee, and the reasonable cost exceeds the balance of the contract amount, the Surety shall pay to the obligee such excess, but in no event shall the aggregate liability of the Surety exceed the penal sum amount of this bond. If the Surety arranges completion or

NOBEL INSURANCE COMPANY

                               DUAL OBLIGEE RIDER


         Attached to and forming a part of bond #(s) 644927  issued on behalf of
D. B. Western, Inc. hereinafter called Principal, for the benefit of Spurlock Adhesives, Inc. and Key Bank, Albany, N.Y. and National Bank of Canada, hereinafter called Obligees.

         1. The Surety shall not be liable under this bond to the Obligees, or either of them unless the said Obligees or either of them make all payments to the principal or (to the Surety in the event the Surety arranges for completion of the construction upon default of the Principal) strictly in accordance with the terms of any loans, financing or any Agreement or obligations in place. Any default by either or any Obligee will automatically relieve the Principal and the Surety from performance of the contract.

         2. Further, Obligees shall perform all the other obligations to be performed by the Obligees under any financing, Loan Agreement or other Agreement between Obligees, Obligees and Principal or Obligee and Surety at the time and in the manner herein set forth. Any default by either or both Obligees will automatically relieve the principal and the Surety from performance of the contract.

         3. The aggregate limit under this Bond to all Obligees or Owner shall not exceed the penalty of the Bond to which this rider is attached. Further, NOBEL INSURANCE COMPANY shall not be liable except for a single payment for each single breach or single default.

         4. NOBEL INSURANCE COMPANY, at its election, may request that any payment due the Obligee or Principal be issued to NOBEL INSURANCE COMPANY.

         5. Further, NOBEL INSURANCE COMPANY may at its option, make any payments under said Bond by check issued jointly to the Owner and the Co-Obligee(s).

SIGNED AND SEALED THIS 9th day of October, 1997, in the presence of:


D.B. Western, Inc.                           Spurlock Adhesives, Inc.
---------------------------------            ---------------------------------
         Principal                                       Obligee



By: /s/                      (Seal)          By: /s/ Irvine R. Spurlock  (Seal)
    -------------------------                    -----------------------
                                                    Title President

NOBEL INSURANCE COMPANY                      Key Bank
                                             ---------------------------------
                                                         Obligee

By: /s/ Arthur H. Jones      (Seal)          By: /s/ Richard C. Van Auken (Seal)
    -------------------------                    ------------------------
       Attorney-In-Fact
       Arthur H. Jones                       National Bank of Canada
                                             ---------------------------------
                                                         Obligee

                                             By: /s/                      (Seal)
                                                 ------------------------
                                                 Title VP

                             NOBEL INSURANCE COMPANY

                            GENERAL POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that NOBEL INSURANCE COMPANY has made, constituted and appointed, and by these presents does make, constitute and appoint

           J. Russell Tyldesley, Arthur H. Jones, Michael E. Schendel
                            or Catherine M. Mathews

its true and lawful attorney-in-fact, for it and in its name, place, and stead to execute on behalf of the said Company, as surety, bonds, undertakings and contracts of suretyship to be given to

                                  ALL OBLIGEES

provided that no bond or undertaking or contract of suretyship executed under this authority shall exceed in amount the sum of

               ********Eight Million Dollars ($8,000,000)********

         This Power of Attorney is granted and is signed and sealed by facsimile under and by the authority of the following Resolution adopted by the Board of Directors of the Company on the 24th day of August, 1995.

         "RESOLVED, that the Chairman of the Board, the Vice Chairman of the Board, the President, an Executive Vice President or a Senior Vice President or a Vice President of the Company, be, and that each or any of them is, authorized to execute Powers of Attorney qualifying the attorney-in-fact named in the given Power of Attorney to executive on behalf of the Company, bonds, undertakings and all contracts of suretyship; and that an Assistant Vice President, a Secretary or an Assistant Secretary be, and that each or any of them hereby, authorized to attest the execution of any such Power of Attorney, and to attach thereto the seal of the Company.

         FURTHER RESOLVED, that the signatures of such officers and the seal of the Company may be affixed to any such Power of Attorney or to any certificate relating thereto by facsimile, and any such Power of Attorney or certificate bearing such facsimile signatures or facsimile seal shall be valid and binding upon the Company when so affixed and in the future with respect to any bond, undertaking or contract of suretyship to which it is attached."

         In Witness Whereof, NOBEL INSURANCE COMPANY has caused its official seal to be hereunto affixed, and these presents to be signed by one of its Vice Presidents and attested by one of its Assistant Vice Presidents this 1st day of October, 1995.

    Attest:                                            [CORPORATE                 NOBEL INSURANCE COMPANY
                                                       SEAL OF                      By
                                                       NOBEL INSURANCE
                                                       COMPANY]
    /s/ William Osceola Gordon                                                    /s/ Emil B. Askew
    William Osceola Gordon, Assistant Vice President                              Emil B. Askew, Vice President

STATE OF GEORGIA
                 }  SS:
COUNTY OF DEKALB

         On this 1st day of October, 1995, before me personally came Emil B. Askew, to me known, who being by me duly sworn did depose and say that he is a Vice President of NOBEL INSURANCE COMPANY, the corporation described in and which executed the above instrument; that he knows the seal of the said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation and that he signed his name thereto by like order.

            OFFICIAL SEAL
           LENORA N. CAPE
            NOTARY PUBLIC                   /s/ Lenora N. Cape
        MY COMMISSION EXPIRES               Lenora N. Cape
           AUGUST 3, 1998                   NOTARY PUBLIC
                                            My Commission Expires August 3, 1998



                                   CERTIFICATE

         I, the undersigned, an Assistant Secretary of NOBEL INSURANCE COMPANY, a Texas corporation, DO HEREBY CERTIFY that the foregoing and attached Power of Attorney remains in full force and has not been revoked; and furthermore that the Resolution of the Board of Directors, set forth in the said Power of Attorney, is now in force.

Signed and sealed at the city of Atlanta in the State of Georgia. Dated the 9th day of October, 1997.

                                [CORPORATE
                                SEAL OF
                                NOBEL INSURANCE         /s/ Charles B. Cape
                                COMPANY]                Charles B. Cape,  Assistant Secretary